OPPENHEIMER ENTERPRISE FUND
                     Supplement dated Aprl 13, 2000 to the
                       Prospectus dated December 17, 1999


The Prospectus is changed as follows:

1. In the section captioned "About The Fund - The Fund's Investment Objective and Strategies," the third sentence of the paragraph titled "What Does the Fund Mainly Invest In?" on page 3 is revised to read as follows: "The Fund currently defines a "small cap" issuer as one having a market capitalization up to $2.5 billion."

2. In the section captioned "About The Fund - The Fund's Investment Objective and Strategies," the first bullet point under the sub-heading "How Does The Portfolio Manager Decide What Securities To Buy or Sell?" on page 3 is revised to read as follows: "Companies with small capitalizations, currently defined as up to $2.5 billion."

3. The first sentence of the paragraph titled "Special Risks of Small-Cap Stocks" in the section captioned "About The Fund - Main Risks of Investing in the Fund" on page 4 is revised to read as follows: "The Fund focuses its investments on securities of companies having a market capitalization up to $2.5 billion, which are generally newer companies."

4. In the section captioned "About the Fund's Investments - The Fund's Principal Investment Policies," the second sentence of the third paragraph in the section titled "Small-Cap Stock Investments" on page 8 is revised to read as follows: "It is not required to sell a security if the issuer's capitalization grows above $2.5 billion."




April 13, 2000                                                       PS0885.014